Vanguard Explorer TM Fund

Supplement to the Prospectus and Summary Prospectus Dated February 24, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”: Arrowpoint Asset Management, LLC (Arrowpoint Partners) Chartwell Investment Partners, LLC (Chartwell) Granahan Investment Management, Inc. (Granahan) Kalmar Investment Advisers (Kalmar) Stephens Investment Management Group, LLC (SIMG) Wellington Management Company LLP (Wellington Management) The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Chad Meade, Partner and Portfolio Manager of Arrowpoint Partners. He has co-managed a portion of the Fund since 2014.

Brian Schaub, CFA, Partner and Portfolio Manager of Arrowpoint Partners. He has co-managed a portion of the Fund since 2014.

John A. Heffern, Managing Partner and Senior Portfolio Manager at Chartwell. He has managed a portion of the Fund since 2006.

Gary C. Hatton, CFA, Co-Founder and Chief Investment Officer of Granahan. He has co-managed a portion of the Fund since 1998.

Jane M. White, Co-Founder, President, and Chief Executive Officer of Granahan.

She has co-managed a portion of the Fund since 2000.

Jennifer M. Pawloski, Vice President of Granahan. She has co-managed a portion of the Fund since 2014.

John V. Schneider, CFA, Vice President of Granahan. He has co-managed a portion of the Fund since 2014.

Ford B. Draper, Jr., President, Chief Investment Officer, and Founder of Kalmar. He has managed a portion of the Fund since 2005 (co-managed since 2014).

Dana F. Walker, CFA, Portfolio Manager at Kalmar. He has co-managed a portion of the Fund since 2014.

Ryan E. Crane, CFA, Chief Investment Officer of SIMG. He has managed a portion of the Fund since 2013.

Kenneth L. Abrams, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed a portion of the Fund since 1994.

Daniel J. Fitzpatrick, CFA, Managing Director and Equity Research Analyst at Wellington Management. He has served as an associate portfolio manager for a portion of the Fund since 2014.

James D. Troyer, CFA, Principal of Vanguard. He has managed a portion of the Fund since 2006 (co-managed since 2012).

James P. Stetler, Principal of Vanguard. He has co-managed a portion of the Fund since 2012.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since 2012.

Prospectus Text Changes

The following replaces the description of the investment advisors under the heading Security Selection :

Wellington Management Company LLP (Wellington Management) uses fundamental research and analysis of individual companies to select stocks that the advisor feels have higher growth potential relative to their valuations in the marketplace. Wellington Management considers each stock individually before purchase and continually monitors developments at these companies for comparison with the advisor’s expectations for growth. To help limit risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.

Kalmar Investment Advisors (Kalmar) uses original and in-depth fundamental research to discover solid, well-managed growth companies that may not be appropriately understood by many growth investors and can therefore be purchased at undervalued levels. Kalmar intends to hold these stocks for the longer term. Companies that meet Kalmar’s “growth -with-value” investment criteria have, among other things, strong growth potential, reasonable valuation, products of value, attractive or improving balance sheets and financial returns, and conservative accounting.

Granahan Investment Management, Inc. (Granahan), groups securities into three categories as part of its selection process. The first category, “core growth,” emphasizes companies that have a well-known or established product or service and, as a result, have a proven record of growth and a strong market position. The second category, “pioneers,” is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges pioneer stocks based on their estimated growth potential compared with market value. The third category, “special situation,” includes companies that lack a record of strong growth but that, in Granahan’s view, are both undervalued in the market and likely to grow in the next few years. Core growth stocks generally make up 35% to 70% of the advisor’s share of Fund assets, with the other two categories generally at 10% to 35% each.

Stephens Investment Management Group, LLC (SIMG), employs a disciplined, bottom -up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens —one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth. There are common elements in both types of stocks, such as higher forward growth rates, above-median price/earnings ratios, higher return on equity, and positive earnings revisions.

Chartwell Investment Partners, LLC (Chartwell), invests in companies that demonstrate strong earnings -per-share growth and, the advisor believes, have strong competitive positions and products, while serving a meaningful customer base. Chartwell will invest opportunistically when stocks are attractively valued, yet it will concentrate holdings in those companies it considers best positioned for rapid growth, all with an intermediate -term time horizon in mind.

Arrowpoint Asset Management, LLC (Arrowpoint Partners), uses in-depth, fundamental research to uncover companies that, in its opinion, can control their own economic destiny. Arrowpoint Partners starts by identifying businesses with strong competitive advantages in industries with high barriers to entry. Arrowpoint Partners then narrows its focus to companies with large potential markets and high-quality business models focused on the future. Finally, Arrowpoint Partners minimizes potential downside risk, resulting in a diversified portfolio of stable growth companies, cyclical share gainers, and to a lesser

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extent, game-changing growth businesses that Arrowpoint Partners feels will deliver returns beyond those of the benchmark index over time.

The Vanguard Group, Inc. (Vanguard), constructs a broadly diversified portfolio of small-cap domestic growth stocks based on its assessment of the relative return potential of the securities. The advisor selects securities of companies that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the Fund’s benchmark, the Russell 2500 Growth Index, while seeking to maintain a risk profile similar to that of the Index. The process was developed by a team of Vanguard researchers and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented. A team of portfolio managers utilizes the resulting process to determine which securities to buy and sell in the portfolio.

The following replaces similar text under the heading Investment Advisors :

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• Arrowpoint Asset Management, LLC, 100 Fillmore Street, Suite 325, Denver, CO 80206, is an investment advisory firm founded in 2007. As of October 31, 2014, Arrowpoint Partners managed approximately $7.0 billion in assets.

• Chartwell Investment Partners, LLC, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, is an investment advisory firm founded in 1997 and a wholly owned subsidiary of TriState Capital Holdings, Inc. As of October 31, 2014, Chartwell managed approximately $7.6 billion in assets.

• Granahan Investment Management, Inc., 404 Wyman Street, Suite 460, Waltham, MA 02451, is an investment advisory firm founded in 1985. As of October 31, 2014, Granahan managed approximately $3.3 billion in assets.

• Kalmar Investment Advisers, Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807, is an investment advisory firm founded in 1996. As of October 31, 2014, Kalmar, together with its sister company, Kalmar Investments Inc., founded in 1982, managed approximately $5.4 billion in assets.

• Stephens Investment Management Group, LLC, 111 Center Street, Suite 860, Little Rock, AR 72201, is an investment advisory firm founded in 2005. As of October 31, 2014, SIMG managed approximately $3.4 billion in assets.

• Wellington Management Company LLP, 280 congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in client assets.

• The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of October 31, 2014, Vanguard served as advisor for approximately $2.5 trillion in assets.

The Fund pays each of its investment advisors (other than Vanguard) a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 2500 Growth Index (for Arrowpoint Partners, Kalmar, SIMG, and Wellington Management), the Russell 2000 Growth Index (for Chartwell), or a 50/50 blend of the Russell 2000 Growth Index and the Russell 2500 Growth Index (for Granahan) over the preceding 36-month period (60-month period for Arrowpoint Partners and SIMG). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Vanguard provides investment advisory services for a portion of the Fund on an at-cost basis.

The following replaces the list of managers primarily responsible for the day-today management of the Fund:

Chad Meade , Partner and Portfolio Manager of Arrowpoint Partners. He has worked in investment management since 1998, has managed investment portfolios since 2006, has been with Arrowpoint Partners since 2013, and has co-managed a portion of the Fund since 2014. Education: B.S., Virginia Tech.

Brian Schaub , CFA, Partner and Portfolio Manager of Arrowpoint Partners. He has worked in investment management since 2000, has managed investment portfolios since 2006, has been with Arrowpoint Partners since 2013, and has co-managed a portion of the Fund since 2014. Education: B.S., Williams College.

John A. Heffern , Managing Partner and Senior Portfolio Manager at Chartwell. He has worked in investment management since 1988, has been with Chartwell since 2005, and has managed a portion of the Fund since 2006. Education: B.S. and M.B.A., University of North Carolina at Chapel Hill.

Gary C. Hatton , CFA, Co-Founder and Chief Investment Officer of Granahan. He has worked in investment management since 1982, has been with Granahan

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since 1985, and has co-managed a portion of the Fund since 1998. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.

Jane M. White, Co-Founder, President, and Chief Executive Officer of Granahan. She has worked in investment management since 1980, has been with Granahan since 1985, and has co-managed a portion of the Fund since 2000. Education: B.A., Boston University.

Jennifer M. Pawloski , Vice President of Granahan. She has worked in investment management since 1993, has been with Granahan since 2007, has managed investment portfolios since 2008, and has co-managed a portion of the Fund since 2014. Education: B.S., Bentley College.

John V. Schneider , CFA, Vice President of Granahan. He has worked in investment management since 2000, has been with Granahan since 2006, has managed investment portfolios since 2007, and has co-managed a portion of the Fund since 2014. Education: A.B., Dartmouth College.

Ford B. Draper, Jr., President, Chief Investment Officer, and Founder of Kalmar. He has worked in investment management since 1967; founded Kalmar Investments Inc., the sister company of Kalmar, in 1982; and has managed a portion of the Fund since 2005 (co-managed since 2014). Education: B.A., Yale University; M.B.A., Columbia University.

Dana F. Walker , CFA, Portfolio Manager at Kalmar. He has worked in investment management since 1982, has managed investment portfolios since joining Kalmar in 1986, and has co-managed a portion of the Fund since 2014. Education: B.S., University of Virginia.

Ryan E. Crane, CFA, Chief Investment Officer of SIMG. He has worked in investment management since 1995, has been with SIMG since 2005, and has managed a portion of the Fund since 2013. Education: B.S., University of Houston.

Kenneth L. Abrams , Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has worked in investment management with Wellington Management since 1986 and has managed a portion of the Fund since 1994. Education: B.A. and M.B.A., Stanford University.

Daniel J. Fitzpatrick , CFA, Managing Director and Equity Research Analyst at Wellington Management. He has worked in investment management since 1997, has been with Wellington Management since 1998, has managed investment portfolios since 2003, and has served as an associate portfolio manager for a portion of the Fund since 2014. Education: B.S., Boston College.

James D. Troyer, CFA, Principal of Vanguard. He has managed investment portfolios since 1986, has been with Vanguard since 1989, and has managed a portion of the Fund since 2006 (co-managed since 2012). Education: A.B., Occidental College.

James P. Stetler , Principal of Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since 2012. Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 1998, has worked in investment management since 2001, and has co-managed a portion of the Fund since 2012. Education: B.S., Bloomsburg University; M.S., Drexel University.

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Vanguard ExplorerTM Fund

Supplement to the Statement of Additional Information Dated February 24, 2015

The Investment Advisory Services section is restated as follows:

The Trust currently uses seven investment advisors:

  Arrowpoint Asset Management, LLC (Arrowpoint Partners) provides investment advisory services for a portion of Vanguard Explorer Fund.
  Chartwell Investment Partners, LLC (Chartwell) provides investment advisory services for a portion of Vanguard Explorer Fund.
  Granahan Investment Management, Inc. (Granahan) provides investment advisory services for a portion of Vanguard Explorer Fund.
  Kalmar Investment Advisers (Kalmar) provides investment advisory services for a portion of Vanguard Explorer Fund.
  Stephens Investment Management Group, LLC (SIMG) provides investment advisory services for a portion of Vanguard Explorer Fund.
  Wellington Management Company LLP (Wellington Management) provides investment advisory services for a portion of Vanguard Explorer Fund.
  Vanguard provides investment advisory services for a portion of Vanguard Explorer Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the fiscal year ended October 31, 2014.

A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. Hereafter, each portion is referred to as the advisor’s Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the fund’s assets. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.

The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 2500 Growth Index (for Arrowpoint Partners, Kalmar, SIMG, and Wellington Management), the Russell 2000 Growth Index (for Chartwell), or a 50/50 blend of the Russell 2000 Growth Index and the Russell 2500 Growth Index (for Granahan) over the preceding 36-month period (60-month period for Arrowpoint Partners and SIMG). Vanguard provides investment advisory services for a portion of the Fund on an at-cost basis.

Prior to the appointment of Arrowpoint Partners, and during the fiscal years ended October 31, 2012, 2013, and 2014, Vanguard Explorer Fund incurred aggregate investment advisory fees and expenses of approximately $19,599,000 (before a performance-based decrease of $2,338,000), $21,212,000 (before a performance-based decrease of $20,000), and $26,767,000 (before a performance-based decrease of $392,000), respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended October 31, 2014, were approximately $535,000 (representing an effective annual rate of less than 0.01%). The investment advisory fees paid to the remaining advisors for the fiscal year ended October 31, 2014, were $25,840,000 (representing an effective annual rate of approximately 0.21%).

A. Arrowpoint Asset Management, LLC (Arrowpoint Partners)

Arrowpoint Partners, located in Denver, Colorado, is an investment advisory firm founded in 2007.

1. Other Accounts Managed

Chad Meade co-manages a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Meade also co-managed 3 other registered investment companies with total assets of $2.4 billion, 1 other pooled investment vehicle with total assets of $112 million, and 1 other account with total assets of $11 million (none of which had advisory fees based on account performance).

Brian Schaub co-manages a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Schaub also co-managed 3 other registered investment companies with total assets of $2.4 billion, 1 other pooled investment vehicle with total assets of $112 million, and 1 other account with total assets of $11 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Potential conflicts could include a portfolio manager’s knowledge about the size, timing, and possible market impact of a fund’s trades, whereby the portfolio manager could use this information to the advantage or disadvantage of another fund. A fund’s portfolio managers may be able to select or otherwise influence the selection of the brokers and dealers that are used to execute securities transactions for a fund. In addition to executing trades, some brokers and dealers provide managers with brokerage research services, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could potentially yield disproportionate costs and benefits among the individual funds.

A fund’s portfolio managers and analysts may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, the portfolio managers or analysts may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel, including the portfolio managers and analysts, are subject to restrictions on engaging in personal securities transactions pursuant to a Code of Ethics adopted by Arrowpoint Partners and the funds. Although the potential for conflicts of interest may exist, the funds and Arrowpoint Partners believe that they have established policies and procedures that seek to minimize potential conflicts of interest and to ensure that the purchase and sale of securities among all managed accounts are fairly and equitably executed and allocated.

3. Description of Compensation

The portfolio manager’s compensation is a combination of a fixed rate salary and annual bonus. Total compensation is based on a combination of the performance of each fund managed by the portfolio manager against a fund’s benchmark(s) as well as against its relevant peer group. Peer groups may include Lipper Inc.; Morningstar, Inc.; and other customized universes of funds managed. Bonus compensation is based on a rolling three-year comparison versus Lipper Small/Mid Cap peer group and outperformance versus the Russell 2500 Growth Index. Total compensation takes into account the level of assets in the funds, but the primary consideration is the performance of each fund against a benchmark and peer group. All employees share the same group benefits.

4. Ownership of Securities

As of October 31, 2014, Mr. Meade and Mr. Schaub did not own any shares of the Fund.

B. Chartwell Investment Partners, LLC (Chartwell)

Chartwell is a Pennsylvania corporation and a wholly owned subsidiary of TriState Capital Holdings, Inc. TriState Capital Holdings, Inc., is a registered bank holding company headquartered in Pittsburgh, Pennsylvania.

1. Other Accounts Managed

The management of and investment decisions for the Chartwell Portfolio are made by the Chartwell Growth Group, of which John A. Heffern is a senior member.

Mr. Heffern manages a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Heffern also managed 2 other registered investment companies with total assets of $50.7 million (advisory fees not based on account performance), 1 other pooled investment vehicle with total assets of $1.1 million (advisory fee not based on account performance), and 12 other accounts with total assets of $540.4 million (advisory fees based on account performance for 1 of these accounts with total assets of $35.6 million).

2. Material Conflicts of Interest

All portfolios are managed in like-style; except for possible client-imposed portfolio restrictions, there are no material conflicts of interest that may arise in connection with simultaneous management of the Chartwell Portfolio and such other accounts. In the allocation of investment opportunities, unless prohibited by client guidelines, trade orders for multiple portfolios in a given investment product are generally “batched” or placed as an aggregated order for execution. Placing an aggregate order may enable Chartwell to obtain more favorable execution and net price for the combined order. All portfolios included in an aggregated trade are allocated the same average price per share. If in fact there are multiple orders on the trade blotter for the same security that cannot be aggregated because of client restrictions, a simple rotational system is implemented.

Proprietary Accounts: Certain new investment products developed begin as incubator funds and, in some cases, are funded by internal officers, directors, partners, and portfolio managers’ personal assets. These new products are traded exactly the same as regular client accounts, except that they do not participate in initial public offerings (IPOs). Such accounts are not favored over any other account. The Compliance Group monitors all activity in these accounts regularly. No investment or performance fees are received by the investors or the firm. Once sufficient client assets are raised in the product, the incubator is closed. Chartwell’s Code of Ethics requires disclosure of any Private Placement investments by all employees including firm incubator funds.

Other rules to prevent conflicts of interest: No portfolio manager shall initiate a short sale in an investment account when a registered fund or other investment account either holds, or intends to acquire, a long position in the security. If an investment account has an existing short position in a security that is subsequently purchased as a long position in any other client account, the portfolio manager is prohibited from initiating further short sales and any purchases of the security shall be allocated in a fair and equitable manner in accordance with the firm’s trade allocation policies.

In March 2014, Chartwell became a wholly owned subsidiary of TriState Capital Holdings, Inc., a registered bank holding company based in Pittsburgh, Pennsylvania. TriState Capital Holdings, Inc. (NASDAQ: TSC) is a bank holding company headquartered in Pittsburgh, Pennsylvania, providing commercial banking, private banking, and investment management services to middle-market companies, institutional clients, and high-net-worth individuals. Its TriState Capital Bank subsidiary serves middle-market commercial customers through regional offices in Pittsburgh; Philadelphia; Cleveland;

Princeton, N.J.; and New York City, as well as high-net-worth individuals nationwide through its national referral network of financial intermediaries. Its Chartwell Investment Partners subsidiary serves TriState Capital’s financial intermediary network and over 150 institutional clients. As Chartwell and TriState are in very different lines of business, investment advisory and lending, respectively, Chartwell deems the risk of conflicts to be very low.

3. Description of Compensation

The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, and an annual profit-sharing contribution to the firm’s retirement plan. A portfolio manager’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark (the Russell 2000 Growth Index) and peer-group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Chartwell also provides a profit-sharing and a 401(k) plan for all employees. The annual profit-sharing contribution from Chartwell is discretionary and is determined by the Compensation Committee.

4. Ownership of Securities

As of October 31, 2014, Mr. Heffern owned shares of the Fund in the $10,001–$50,000 range.

C. Granahan Investment Management, Inc. (Granahan)

Granahan is a Massachusetts corporation.

1. Other Accounts Managed

Gary C. Hatton, Jane M. White, Jennifer M. Pawloski, and John V. Schneider co-manage a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Hatton, Ms. White, Ms. Pawloski, and Mr. Schneider also co-managed 2 other registered investment companies with total assets of $1.2 billion (advisory fees based on account performance for 1 of these accounts with total assets of $897.6 million), and Mr. Hatton also managed 2 other pooled investment vehicles with total assets of $175.8 million (advisory fees not based on account performance).

2. Material Conflicts of Interest

The portfolio management team responsible for managing the Portfolio has similar responsibilities to other clients of Granahan. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios of differing size, fee structure (including performance-based fees), strategy, or other factors that could impact fair treatment. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, determining IPO allocations, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of Granahan is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.

3. Description of Compensation

The Granahan Portfolio is managed by the portfolio management team of Gary C. Hatton, Jane M. White, Jennifer M. Pawloski, and John V. Schneider. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one- and three-year returns, before management fees and taxes, of each account managed relative to its benchmark (an equal combination of the Russell 2500 Growth Index and the Russell 2000 Growth Index for the Granahan Portfolio since November 1, 2013, and the Russell 2500 Growth Index prior); the one- and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, members of the portfolio management team receive a share of Granahan profits either in the form of dividends for shareholders or via the company’s profit-sharing program for nonshareholders.

4. Ownership of Securities

As of October 31, 2014, Mr. Hatton and Ms. White each owned shares of the Fund within the $10,001–$50,000 range; Ms. Pawloski and Mr. Schneider did not own shares of the Fund.

D. Kalmar Investment Advisers (Kalmar)

Kalmar, a business trust registered in the state of Delaware, is a research-driven investment firm that is entirely focused on the management of “growth-with-value” smaller-cap equity portfolios and is owned in its entirety by active Kalmar employees. Kalmar is a sister company of Kalmar Investments Inc., the firm’s separate account management arm, which was founded in 1982.

1. Other Accounts Managed

Ford B. Draper, Jr., and Dana F. Walker, along with Kalmar’s investment team, co-manage a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Draper and Mr. Walker also co-managed 2 other registered investment companies with total assets of $1.8 billion (advisory fees based on account performance for 1 of these accounts with total assets of $1.1 billion) and 237 other accounts with total assets of $1 billion (advisory fees not based on account performance).

2. Material Conflicts of Interest

Kalmar’s policy from the firm’s inception is to avoid conflicts of interest by neither favoring nor disfavoring any account systematically versus any other. Accordingly, on a best efforts basis, investment opportunities are shared among all accounts of the same market-cap size class as evenhandedly as possible over time. Kalmar has three market-cap size classes of accounts under management: small-cap, smid-cap, and mid-cap. Kalmar’s investment strategy is applied uniformly, and individual securities are owned as uniformly as possible by all accounts within a size class, except for those clients with particular investment restrictions or guidelines. In those cases, the same strategy is applied except for elimination of restricted securities.

3. Description of Compensation

Kalmar seeks to maintain a competitive and incentivized compensation program to attract and retain outstanding, high-caliber investment professionals. Therefore, Kalmar closely links the investment professionals’ compensation to their particular contributions to client returns and to the attainment of the performance goals of Kalmar’s “growth-with-value” investment philosophy, in which the Kalmar Portfolio participates. Portfolio managers receive base salaries, incentive bonus opportunities, benefits packages, and opportunities (if invited by Kalmar’s board of directors) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the marketplace, as well as to adjust the factors used to determine bonuses, in order to promote good sustained client performance, including the Kalmar Portfolio’s performance.

Fixed Based Salary: In setting portfolio manager base salaries, Kalmar seeks to be competitive in light of each person’s experience, tenure, contribution, and responsibilities.

Annual Bonus: Each portfolio manager is eligible to receive an annual cash bonus, which has quantitative and nonquantitative components. The quantitative component, which generally represents 60%–70% of the bonus, is based on the specific contribution of the individual’s research ideas to the pre-tax success of managed portfolios in absolute and index-relative terms for short-term (1 year) and long-term (2–5 year) periods.

The nonquantitative component is based on an evaluation of the individual’s contribution to Kalmar’s team-oriented research and portfolio management process and of his or her other contributions to client satisfaction, client communication, and the overall success of the firm over the past year. For purposes of illustration, examples of factors weighed in this evaluation are (1) maintenance of insightful knowledge and opinions on companies owned by the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (3) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (4) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team, as well as the productive functioning of the team.

Benefits Package: All employees, including portfolio managers, participate in Kalmar’s benefits package, which includes a 401(k) plan with a contribution by Kalmar and a profit-sharing plan based on the overall success of the firm. The opportunity for equity ownership in Kalmar is open to all key, high-contributing employees of the firm from all professional disciplines, solely at the discretion and invitation of Kalmar’s board of directors. Such ownership is purchased from the firm rather than awarded as a bonus. Mr. Draper is the lead partner in Kalmar. This equity ownership, coupled with the other competitive and incentivizing ingredients in Kalmar’s compensation package, is intended to link the partners’ compensation directly, plus indirectly but effectively, to client success and performance outcomes.

4. Ownership of Securities

As of October 31, 2014, Mr. Draper and Mr. Walker did not own any shares of the Fund.

E. Stephens Investment Management Group, LLC (SIMG)

SIMG, located in Little Rock, Arkansas, is a subsidiary of Stephens Investments Holdings, a privately held and family owned company.

1. Other Accounts Managed

Ryan E. Crane manages a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Crane also managed 2 other registered investment companies with total assets of $862.4 million (advisory fees not based on account performance) and 52 other accounts with total assets of $2.7 billion (advisory fees based on account performance for 2 of these accounts with total assets of $339.4 million).

2. Material Conflicts of Interest

SIMG manages a number of separate accounts and two other registered investment companies that utilize similar investment strategies as the SIMG Portfolio. Most of these separate accounts are charged an asset-based fee by SIMG, but two of the accounts are charged a performance fee. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of the client, and reviewing the performance of accounts of similar styles. Additionally, each employee of SIMG is bound by its Code of Ethics, which establishes policies and procedures designed to ensure the clients’ interests are placed before those of an individual or the firm.

3. Description of Compensation

All SIMG Portfolio Managers receive compensation in the form of a fixed salary and performance bonus. The performance bonus can represent a significant portion of the total compensation. The amount of a Portfolio Manager’s bonus is a function of SIMG products’ asset weighted one-, three-, and five-year performance relative to the appropriate benchmark and peer group. Portfolio Managers with sector specific responsibilities receive a portion of their bonus based on performance contribution and attribution analysis based on each individual’s performance within their respective sectors. Mr. Crane’s bonus as team leader is more a function of the product’s performance (in the manner described above) and less sensitive to individual stock picks. His bonus also has a subjective portion that is related in part to SIMG’s level of profitability. Each member of the portfolio management team is a shareholder of Class B shares of SIMG and receives a portion of the overall net profits of SIMG. Performance is measured over the most recent calendar year.

4. Ownership of Securities

As of October 31, 2014, Mr. Crane did not own any shares of the Fund.

F. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. As of October 31, 2014, the firm is owned by 140 partners, all fully active in the business of the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Kenneth L. Abrams, Senior Managing Director and Equity Portfolio Manager at Wellington Management, has served as a portfolio manager of the Wellington Management Portfolio since 1994. Daniel J. Fitzpatrick, CFA, Vice President and Equity Research Analyst at Wellington Management, has served as an associate portfolio manager of the Wellington Management Portfolio since February 2014.

1. Other Accounts Managed

Mr. Abrams manages a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Abrams also managed 2 other registered investment companies with total assets of $357.7 million (advisory fees not based on account performance), 7 other pooled investment vehicles with total assets of $1.5 billion (advisory fees not based on account performance), and 11 other accounts with total assets of $2 billion (advisory fees based on account performance for 1 of these accounts with total assets of $23.1 million).

Daniel J. Fitzpatrick serves as associate portfolio manager for a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Fitzpatrick also managed 2 other registered investment companies with total assets of $357.7 million (advisory fees not based on account performance), 3 other pooled investment vehicles with total assets of $800.8 million (advisory fees not based on account performance), and 5 other accounts with total assets of $1.1 billion (advisory fees based on account performance for 1 of these accounts with total assets of $23.1 million).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s managers listed in the prospectus, who are primarily responsible for the day-to-day management of the Wellington Management Portfolio (the Portfolio Managers), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio, and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to those of the Wellington Management Portfolio.

A Portfolio Manager or other investment professional at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Mr. Abrams and Mr. Fitzpatrick also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts previously identified.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio. The following information relates to fiscal year ended October 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the named Portfolio Managers, who are primarily responsible for the day-to-day management of the portfolio, includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management Group LLP (hereafter Partner), the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio managed by the Portfolio Managers compared to the Russell 2500 Growth Index over one- and three-year periods, which will be fully implemented by December 31, 2016, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Abrams is a Partner.

4. Ownership of Securities

As of October 31, 2014, Mr. Abrams owned shares of the Fund exceeding $1 million. As of October 31, 2014, Mr. Fitzpatrick owned shares of the Fund in the $500,001–$1,000,000 range.

G. Vanguard

Vanguard, through its Equity Investment Group, provides investment advisory services on an at-cost basis for a portion of Vanguard Explorer Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.

1. Other Accounts Managed

James D. Troyer, James P. Stetler, and Michael R. Roach co-manage a portion of Vanguard Explorer Fund; as of October 31, 2014, the Fund held assets of $12.3 billion. As of October 31, 2014, Mr. Troyer, Mr. Stetler, and Mr. Roach also co-managed all or a portion of 14 other registered investment companies with total assets of $109 billion and 4 other pooled investment vehicles with total assets of $115.5 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2014, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or in response to a market adjustment of the position.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For the portion of Vanguard Explorer Fund managed by Vanguard, the performance factor depends on how successfully the portfolio manager outperforms the Russell 2500 Growth Index and maintains the risk parameters of the Fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizable portion of their personal assets in Vanguard funds. As of October 31, 2014, Vanguard employees collectively invested more than $4.7 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds, invests substantially all of his personal financial assets in Vanguard funds.

As of October 31, 2014, Mr. Roach owned shares of Vanguard Explorer Fund within the $50,001–$100,000 range. Mr. Troyer and Mr. Stetler did not own any shares of the Fund.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with Chartwell, Granahan, Kalmar, and Wellington are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (sixty (60) days’ written notice for Chartwell), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (60 days’ written notice for Chartwell), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The initial investment advisory agreements with both Arrowpoint Partners and SIMG are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

Vanguard provides at-cost investment advisory services to the Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

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SAI 24B 012016